FTI FUNDS

FTI MUNICIPAL BOND FUND
FTI BOND FUND
FTI LARGE CAPITALIZATION GROWTH FUND
FTI LARGE CAPITALIZATION GROWTH AND INCOME FUND
FTI SMALL CAPITALIZATION EQUTIY FUND
FTI INTERNATIONAL EQUITY FUND
SUPPLEMENT TO COMBINED PROSPECTUS DATED MARCH 31, 2000

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ACQUISITION OF  FIDUCIARY TRUST INTERNATIONAL

     Franklin Resources, Inc. (operating as Franklin Templeton Investments) of San Mateo, CA, and Fiduciary Trust Company International of New York announced on October 25, 2000, that they have signed a definitive agreement under which Franklin Resources will acquire Fiduciary Trust International in an all-stock transaction valued at approximately $825 million. Based on current assets, the combined entity would have more than $280 billion in assets under management worldwide. Fiduciary Trust Company International is the ultimate parent company of the FTI Funds' investment adviser, Fiduciary International, Inc.

     The transaction, which is subject to shareholder and regulatory approvals and other customary closing conditions, is expected to be completed in the first quarter of calendar 2001. It is not expected that the transaction will result in any immediate change in the manner in which the Funds will be managed. However, the Funds' Board of Trustees will consider what, if any, action will be necessary in the future. Shareholders will be informed of any material developments.

CHANGES IN PORTFOLIO MANAGEMENT (SMALL CAPITALIZATION EQUITY FUND)

     Effective immediately, Susan McGarry no longer manages the Small Capitalization Equity Fund. The Fund will continue to be managed by Karen C. Fang. Ms. Fang, Senior Vice President of FTCI, is responsible for managing U.S. growth equity portfolios for institutional and individual portfolios. She received a B.A. from Mount Holyoke College in 1980 and an M.B.A. from Columbia University in 1983. She joined FTCI in 1993 and assumed portfolio management of the Small Capitalization Equity Fund in 2000.

                                                                November 1, 2000



Edgewood Services, Inc., Distributor

CUSIP 302927504 MBF CUSIP 302927603 BF CUSIP 302927702 LCGF CUSIP 302927801
LCGIF CUSIP 302927108 SCEF CUSIP 302927207 IEF 25952 (11/00)